Exhibit 10.23

September 27, 2016

David A. Giljohann, Ph.D. Chief Executive Officer Exicure, Inc. 8045 Lamon Avenue Skokie, IL 60077

Re: Amendment One to the Amended Restated License Agreement effective December 12, 2011 between Exicure, Inc. (“Exicure”) and Northwestern University (“Northwestern”) (the “Agreement”).

Dear David:

This letter agreement memorializes the understanding reached between Northwestern and Exicure regarding the first amendment to the Agreement (“Amendment One”). Unless otherwise defined in this Amendment One, capitalized terms shall have the meaning assigned to them in the Agreement.

Subject to the terms and conditions of the Agreement and Exicures’s compliance therewith, the parties hereby agree as follows:

1. Appendix A of the Agreement is amended and incorporated herein by reference.

2. All terms and conditions of the Agreement shall remain in full force and effect as amended hereby.

By signing below, the parties hereby execute this valid and binding agreement effective as of the date listed above.

[Signature Page Follows]

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

NORTHWESTERN UNIVERSITY	EXICURE, INC.

/s/ Alicia Löffler, Ph.D.	/s/ David A. Giljohann, Ph.D.
Alicia Löffler, Ph.D.	David A. Giljohann, Ph.D.
Associate Vice President for Research, and Executive Director, INVO	Chief Executive Officer

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT A

NU ID	Filing Date	Application Number	Application Type	Country	Status	Title
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

NU ID	Filing Date	Application Number	Application Type	Country	Status	Title
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

NU ID	Filing Date	Application Number	Application Type	Country	Status	Title
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	*****	*****	*****	*****

5

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.